Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 174,429,349	$ 142,139,645
Investments, at contract value	32,674,573	27,679,524
Total investments	207,103,922	169,819,169
Receivables:
Participant contributions	853,630	683,490
Notes receivable from participants	1,982,545	1,629,174
Net assets available for benefits	$ 209,940,097	$ 172,131,833